[graphic omitted]

COLONIAL GLOBAL UTILITIES FUND    ANNUAL REPORT

October 31, 1998

                           ---------------------------
                           Not FDIC  May Lose Value
                            Insured  No Bank Guarantee
                           ---------------------------

                    COLONIAL GLOBAL UTILITIES FUND HIGHLIGHTS
                       NOVEMBER 1, 1997 - OCTOBER 31, 1998
INVESTMENT OBJECTIVE: Colonial Global Utilities Fund seeks current income and long-term growth of capital and income.

THE FUND IS DESIGNED TO OFFER:
  [X] Long-term growth potential
  [X] Worldwide diversification
  [X] Experienced professional management

PORTFOLIO MANAGER COMMENTARY: "Significant volatility during the final months of the period caused the stocks of many utility companies to underperform, particularly those with investments in Asia and Latin America. During the period, we maintained our conservative investment strategy, emphasizing a core group of high-quality utility stocks. Over the long term, we believe this strategy offers shareholders the potential for competitive returns."

                                          - Ophelia Barsketis and Deborah Jansen

                   COLONIAL GLOBAL UTILITIES FUND PERFORMANCE

--------------------------------------------------------------------------------
                                           Class A       Class B    Class C

Inception dates                            10/15/91     3/27/95     3/27/95
--------------------------------------------------------------------------------
12-month distributions declared per share   $1.168       $1.057      $1.057
--------------------------------------------------------------------------------
12-month total returns, assuming            18.09%       17.12%      17.20%
reinvestment of all distributions and
no sales charge or contingent deferred
sales charge (CDSC)
--------------------------------------------------------------------------------
Net asset value per share on 10/31/98       $14.92       $14.91      $14.92
--------------------------------------------------------------------------------

TOP FIVE COMMON STOCK HOLDINGS             TOP FIVE COUNTRIES
(as of 10/31/98)                           (as of 10/31/98)
--------------------------------------------------------------------------------
1. Nokia Oy                     3.9%       1. United States          57.5%
2. Colt Telecom Group           3.6%       2. Great Britain           9.9%
3. MCI World Com., Inc.         3.5%       3. Spain                   6.1%
4. Swisscom AG                  3.4%       4. Finland                 3.9%
5. NIPSCO Industries, Inc..     3.3%       5. Germany                 3.9%


Countries and holdings are shown as a percentage net of other assets and liabilities of LFC Utilities Trust. Because the Trust is actively managed, there can be no guarantee the Trust will continue to hold these securities or invest in these countries in the future.

                               PRESIDENT'S MESSAGE
                              TO FUND SHAREHOLDERS

                                                    [Photo of Stephen E. Gibson]

In June 1998, Harold Cogger retired as president of Colonial Global Utilities Fund. I would like to take this opportunity to thank him for his guidance over the past few years and wish him well. As the new president of the Fund, I am pleased to present the annual report for the 12-month period ended October 31, 1998.

The past 12 months were characterized by changing investment conditions. Initially, investors were concerned with the Asian economic crisis and its potential impact on financial markets worldwide. During the summer, the emergence of serious economic problems in Russia and Latin America renewed concerns of a global economic slowdown. As a result, stock markets around the world declined as investors sought "safe havens" in strong currencies and relatively stable investments. This "flight to quality" was reflected in stronger demand for U.S. Treasury securities and the household names of large-cap, U.S. stocks. Interest rates fell sharply during this period - usually a positive condition for utility stock prices. However, some of the higher-growth utility stocks that have diversified their operations into non-utility sectors, or that have utility operations in emerging markets, experienced significant price declines.

During the final months of the period, the Federal Reserve Board announced two successive interest rate cuts. The moves contributed to market rallies as investors generally concluded that lower rates would stimulate the economy. Markets were further encouraged by the Group of Seven (G7) industrial nations and the International Monetary Fund's (IMF) proposal to establish a precautionary line of credit to stimulate the world's economies and help countries prevent financial panic.

The Fund maintained its emphasis on a diversified portfolio of fundamentally strong, value-oriented utility stocks with good growth prospects. Because the world's markets are not synchronized, the portfolio's asset allocation among international and U.S. markets seeks to provide shareholders with a stabilizing effect during periods of market uncertainty as well as current income and long-term growth potential.

The following report will provide you with more specific information on your Fund's performance. Thank you for giving us the opportunity to help you meet your financial goals. We hope to continue serving you in the years to come.

Sincerely,

/s/ Stephen E. Gibson

    Stephen E. Gibson
    President
    December 11, 1998

The Fund's Board of Trustees approved a plan of reorganization with LFC Utilities Trust ("Portfolio") pursuant to which the Fund and the Portfolio will no longer be in a master/feeder fund arrangement. As a result of the reorganization, the Fund will realize an overall reduction in shareholder expenses while maintaining the same investment objective and policies.

Because market conditions change frequently, there can be no assurance that the trends described above or on the pages that follow will continue.

                           PORTFOLIO MANAGEMENT REPORT

OPHELIA BARSKETIS and DEBORAH JANSEN are portfolio co-managers of Colonial Global Utilities Fund. Ms. Barsketis and Ms. Jansen are also senior vice presidents of Stein Roe & Farnham Incorporated, the portfolio's advisor.

MIXED INVESTMENT ENVIRONMENT PRESENTED CHALLENGES
The past 12 months presented investors with a number of challenges. First, lingering concern about Asia's weakening economies and the possibility of slower economic growth around the world created a negative effect on global stock markets. However, the U.S. and other well-established economies, particularly in Europe, continued to have well-balanced growth with few signs of inflation. The European markets also benefited from the impending European Monetary Union
(EMU). A period of market recovery, when the U.S. and some European stock market indices reached record high levels, ended in August when a monetary and political crisis in Russia emerged. Financial markets worldwide worried that this crisis, along with continued weakness in Asia, would result in a global economic slowdown. Investors quickly sold emerging market securities based on fears of underlying economic problems. Other stock and bond markets around the world declined as investors sought a safe haven in strong currencies such as the U.S. dollar, and relatively stable investments such as U.S. Treasury securities. This flight to quality increased demand for U.S. government bonds and long-term interest rates fell sharply. In the utility sector, investors' desire for quality led them to favor "plain vanilla" utility stocks with little or no exposure to the weak economies of Asia, Russia, Eastern Europe and Latin America.

As worries about the world's economies continued, the Federal Reserve Board announced two successive interest rate cuts intended to reduce the likelihood of a recession. Markets reacted positively and were further encouraged by the Group of Seven industrial nations and the International Monetary Fund's commitment to promote global liquidity.

FUND STRATEGY EMPHASIZED QUALITY
We maintained our emphasis on a globally diversified portfolio of high-quality utilities, but we reduced our investments in Asian and emerging market utility stocks throughout the period. While we believed that many companies in these countries had attractive long-term investment characteristics, we were more concerned with economic, political and monetary instability. By October 1998, we had increased the proportion of U.S. stocks in the portfolio to about 50%, while our international exposure was limited primarily to Europe. Within those markets, we concentrated our activity on companies that provide basic electric, gas, water and telephone service to territories with attractive demographics.

For example, in the U.S. we had good performance from FPL Group (3.2% of net assets), a Florida-based electric utility whose diversification activities have been limited to the United States. FPL serves a high-growth service area in the Southeast. Overseas, Colt Holdings (3.6% of net assets) in the United Kingdom generated strong returns. Colt is a London-based telecommunications company that provides service only in Europe. The company's stock price increased about 292% during the period, reflecting its prospects for healthy earnings growth.

PERFORMANCE REFLECTS LINGERING EMERGING MARKET EXPOSURE
The Fund generated a 12-month total return of 18.09% for Class A shares, based on net asset value. The Fund underperformed the Standard & Poor's Utility Index and outperformed the Morgan Stanley Capital International World Index which posted total returns of 26.65% and 15.26%, respectively.

We believe our performance was hurt by our exposure to emerging markets. Although we reduced our direct exposure to emerging markets during the course of the year, the portfolio held a number of U.S. and European stocks which were penalized for their investments in those emerging economies.

DEPRESSED PRICES CREATED OPPORTUNITY
As the period came to a close, we took advantage of a number of good utility stocks whose prices had declined well below their fundamental values. For example, stocks in New Zealand and Australia were tainted by their proximity to Asia. We bought New Zealand Telecom (2.3% of net assets), a provider of cellular and land line telephone service in New Zealand. Not only was this stock priced at an attractive discount to the telephone sector, it provided the Fund with an excellent yield. Closer to home, we saw opportunity in natural gas stocks. Prices in this sector had declined on the basis of natural gas price uncertainty. We invested in KN Energy (3.0% of net assets), a Colorado-based gas utility that has grown by expanding pipeline capacity into the Midwest. We expect Midwestern demand for natural gas to increase as a number of troubled nuclear facilities go off-line.

ENCOURAGING SIGNS FOR THE FUTURE
We believe that we will see interest rates decline further in both the U.S. and Europe, a positive factor for utility prices. Looking ahead, we will maintain our conservative focus on a broadly diversified portfolio of quality utilities. Our strategy will be to concentrate on domestic and European stocks. We plan to avoid utilities in Asia and emerging markets until we see signs of political and economic stability. Despite increased volatility the past year, many of our core top-quality holdings in the U.S. and Europe performed well. While we intend to emphasize these types of holdings, we believe that deregulation, privatization and the European Monetary Union will provide additional opportunities to seek attractive returns.

           COLONIAL GLOBAL UTILITIES FUND'S INVESTMENT PERFORMANCE VS.
             MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX ND AND
                      THE STANDARD & POOR'S UTILITIES INDEX
               Change in Value of $10,000 from 10/31/91 - 10/31/98
                     based on NAV and POP for Class A shares

                                                       MSCI             S&P
DATE         TOTAL RETURN       NAV         POP     WORLD IX ND       UTILITIES
-------------------------------------------------------------------------------
10/31/1991         0.999      $9,990      $9,416       $10,000         $10,000
12/31/1991   1.049721529     $10,497      $9,894       $10,254         $10,635
03/31/1992   1.019257706     $10,193      $9,607        $9,416          $9,643
06/30/1992   1.067683959     $10,677     $10,063        $9,585         $10,394
09/30/1992   1.118784253     $11,188     $10,545        $9,744         $11,213
12/31/1992   1.158483605     $11,585     $10,919        $9,718         $11,496
03/31/1993   1.259256696     $12,593     $11,868       $10,551         $12,736
06/30/1993    1.28798069     $12,880     $12,139       $11,191         $13,038
09/30/1993   1.360165845     $13,602     $12,820       $11,716         $13,951
12/31/1993   1.332756652     $13,328     $12,561       $11,905         $13,156
03/31/1994   1.275959496     $12,760     $12,026       $11,978         $12,070
06/30/1994   1.240912816     $12,409     $11,696       $12,337         $12,067
09/30/1994    1.25240561     $12,524     $11,804       $12,602         $12,124
12/31/1994   1.241481488     $12,415     $11,701       $12,509         $12,111
03/31/1995    1.28141329     $12,814     $12,077       $13,094         $12,946
06/30/1995   1.355052231     $13,551     $12,771       $13,653         $13,908
09/30/1995   1.399786725     $13,998     $13,193       $14,416         $15,468
12/31/1995   1.465512286     $14,655     $13,812       $15,101         $17,092
03/31/1996    1.46626083     $14,663     $13,820       $15,716         $16,279
06/30/1996   1.516618916     $15,166     $14,294       $16,171         $17,100
09/30/1996   1.520753234     $15,208     $14,333       $16,387         $16,523
12/31/1996   1.651436882     $16,514     $15,565       $17,137         $17,626
03/31/1997   1.692314083     $16,923     $15,950       $17,186         $17,032
06/30/1997   1.854283277     $18,543     $17,477       $19,773         $18,032
09/30/1997   1.901866459     $19,019     $17,925       $20,339         $18,898
12/31/1997   2.022425883     $20,224     $19,061       $19,838         $21,970
03/31/1998   2.241661408     $22,417     $21,128       $22,679         $23,205
06/30/1998   2.240705512     $22,407     $21,119       $23,140         $23,485
09/30/1998   2.074648749     $20,746     $19,554       $20,366         $24,573
10/31/1998   2.164160989     $21,663     $20,418       $22,204         $24,141


                 GROWTH OF A $10,000 INVESTMENT MADE ON 10/31/91
                                 As of 10/31/98

--------------------------------------------------------------------------------
       CLASS A                    CLASS B                      CLASS C
  NAV        POP             NAV       W/CDSC             NAV         W/CDSC
--------------------------------------------------------------------------------
 $21,663    $20,418         $21,075    $21,075          $21,089      $21,089
--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                                 As of 10/31/98

--------------------------------------------------------------------------------
                     CLASS A                CLASS B                 CLASS C
INCEPTION           10/15/91                3/27/95                 3/27/95
                 NAV      POP           NAV       W/CDSC       NAV      W/CDSC
--------------------------------------------------------------------------------
1 year           18.09%    11.30%        17.12%   12.12%        17.20%   16.20%
--------------------------------------------------------------------------------
5 years           9.66      8.37          9.06     8.78          9.08     9.08
--------------------------------------------------------------------------------
Life             11.57     10.64         11.13    11.13         11.15    11.15
--------------------------------------------------------------------------------

Past performance cannot predict future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC). Public offering price (POP) returns include the maximum sales charges of 5.75% for Class A shares. The CDSC returns reflect the maximum applicable charges of 5% for 1 year and 2% for 5 years for Class B shares, and 1% for 1 year for Class C shares. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The Fund initially commenced operations as the Liberty Financial Utilities Fund on 10/15/91. Performance shown is based, in part, on the performance of the Liberty Financial Utilities Fund, which had a different expense structure than the Fund.

Performance results reflect any voluntary waivers or reimbursements of Fund expenses by the Advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class B and Class C share (newer class shares) performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to the inception dates of the newer class shares. These Class A share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and the newer class shares. Had the expense differential been reflected, the returns for periods prior to the inception date of the newer class shares would have been lower.

The Morgan Stanley Capital International World Index ND is an unmanaged index that tracks the performance of global stocks. The Standard & Poor's Utilities Index is an unmanaged index that tracks the performance of domestic utility stocks. Unlike mutual funds, indexes are not investments, do not incur fees or expenses, and are not professionally managed.

                               LFC UTILITIES TRUST
                              INVESTMENT PORTFOLIO
                         OCTOBER 31,1998 (IN THOUSANDS)

COMMON STOCKS - 88.6%                          COUNTRY      SHARES       VALUE
--------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 80.6%
  COMMUNICATIONS - 35.4%
  AirTouch Communications (a)                                 93     $   5,202
  Ameritech Corp.                                             40         2,136
  COLT Telecom Group ADR (a)                      UK         120         6,165
  Lucent Technologies, Inc.                                   43         3,408
  MCI WorldCom, Inc. (a)                                     108         5,967
  Nokia Oy Ab ADR                                 Fi          71         6,617
  Portugal Telecom S.A. ADR                       Pt          63         2,953
  SBC Communications                                          93         4,316
  Sprint                                                      73         5,595
  Swisscom AG (a)                                 Chf         17         5,898
  Telecom Italia (Saving shares)                  It         675         3,404
  Telecom New Zealand-SP ADR                      NZ         120         3,960
  Telefonica de Espana ADR                        Sp          37         5,053
                                                                     ---------
                                                                        60,674
                                                                     ---------
  ELECTRIC SERVICES - 35.8%
  AES Corp. (a)                                               69         2,812
  British Energy PLC                              UK         520         5,073
  Edison International                                       121         3,202
  Electricade de Portugal ADR                     Pt          39         1,935
  FPL Group, Inc.                                             87         5,443
  Iberdrola SA                                    Sp         339         5,465
  National Power PLC ADR                          UK          49         1,702
  New Century Energies                                        77         3,715
  NIPSCO Industries, Inc.                                    191         5,718
  PECO Energy Co.                                            129         4,991
  Pinnacle West Capital Corp.                                122         5,332
  Scottish Power                                  UK         411         4,034
  Sierra Pacific Resources                                    50         1,837
  Texas Utilities Co.                                         83         3,631
  VEBA AG                                          G          30         1,653
  Viag AG                                          G           7         4,959
                                                                     ---------
                                                                        61,501
                                                                     ---------
  Gas Services - 9.4%
  CMS Energy Corp.                                            82         3,613
  Columbia Energy Group                                       65         3,733
  K N Energy, Inc.                                           105         5,192
  Questar Corp.                                               98         1,929
  UGI Corp.                                                   72         1,642
                                                                     ---------
                                                                        16,109
                                                                     ---------

-------------------------------------------------------------------------------
SERVICES - 8.0%
  Conglomerates and Miscellaneous Services - 2.7%
  Waste Management, Inc. (a)                                 104         4,693
                                                                     ---------
  WATER SERVICES - 5.3%
  American Water Works Co., Inc.                             115         3,673
  Vivendi                                         Fr          23         5,344
                                                                     ---------
                                                                         9,017
                                                                     ---------
TOTAL COMMON STOCKS (cost of $107,086)                                 151,995
                                                                     ---------

CONVERTIBLE PREFERRED STOCK - 2.4%
-------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES
  COMMUNICATIONS
  LM Ericsson Telecommunications,
  (cost of $1,855)                     4.250%     Sw         664         4,109
                                                                     ---------

CORPORATE FIXED-INCOME BOND - 2.7%                     CURRENCY         PAR
-------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY  SERVICES - 2.7%
  ELECTRICAL SERVICES
  Hydro-Quebec,
  (cost of $4,328)            8.050% 07/07/24     Ca     $ 4,000         4,638
                                                                     ---------

SHORT-TERM OBLIGATIONS - 10.2%
-------------------------------------------------------------------------------
  Associates Corp. of North America,
  (cost of $17,467)           5.700% 11/02/98             17,470        17,467
                                                                     ---------

TOTAL INVESTMENTS - 103.9% (cost of $130,736)(b)                       178,209
                                                                     ---------

OTHER ASSETS & LIABILITIES, NET - (3.9)%                                (6,613)
-------------------------------------------------------------------------------

NET ASSETS - 100%                                                     $171,596
                                                                     ---------

NOTES TO INVESTMENT PORTFOLIO:
-------------------------------------------------------------------------------
(a)  Non-income producing security.
(b)  Cost for federal income tax purposes is the same.

                      Investment Portfolio/October 31, 1998
-------------------------------------------------------------------------------

Summary of Securities by                    Country/
 Country/Currency                           Currency  Value       % of Total
--------------------------------------------------------------------------------
United States                                       $105,247          59.1
United Kingdom                                 UK     16,974           9.5
Spain                                          Sp     10,518           5.9
Finland                                        Fi      6,617           3.7
Germany                                        G       6,612           3.7
Switzerland                                    Chf     5,898           3.3
France                                         Fr      5,344           3.0
Portugal                                       Pt      4,888           2.8
Canada                                         Ca      4,638           2.6
Sweden                                         Sw      4,109           2.3
New Zealand                                    NZ      3,960           2.2
Italy                                          It      3,404           1.9
                                                    --------         -----
                                                    $178,209         100.0
                                                    --------         -----

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

      Acronym                                       Name
        ADR                          American Depositary Receipts


  See notes to financial statements.

                               LFC UTILITIES TRUST
                        STATEMENT OF ASSETS & LIABILITIES
                                OCTOBER 31, 1998
(in thousands)
ASSETS
Investments at value (cost $130,736)                                $ 178,209
Foreign currency (cost $5,206)                                          5,196
Cash                                                                       38
                                                                    ---------
                                                                      183,443
Receivable for:
  Investments sold                                  $ 1,266
  Dividends                                             591
  Interest                                              102
  Other                                                  14             1,973
                                                    -------         ---------
    Total Assets                                                      185,416

LIABILITIES
Payable for:
  Investments purchased                              13,709
  Management, accounting
    and transfer agent fees                              80
  Other                                                  31
                                                    -------
    Total Liabilities                                                  13,820
                                                                    ---------

NET ASSETS applicable to
investors' beneficial interest                                      $ 171,596
                                                                    ---------

See notes to financial statements.

                               LFC UTILITIES TRUST
                       STATEMENT OF CHANGES IN OPERATIONS
                       FOR THE YEAR ENDED OCTOBER 31, 1998

(in thousands)
INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $239)                   $   3,918
Interest                                                                1,264
                                                                    ---------
       Total Investment Income                                          5,182

EXPENSES
Management fees                                     $   990
Accounting fees                                          28
Audit & legal fees                                       15
Transfer agent fees                                       8
Custodian & other fees                                   61             1,102
                                                    -------         ---------
       Net Investment Income                                            4,080
                                                                    ---------

NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized gain (loss) on:
  Investments                                         7,720
  Foreign currency transactions                         (98)
                                                    -------
    Net realized gain from investments
     and foreign currency transactions                                  7,622
Net change in unrealized appreciation (depreciation)
 during the period on:
  Investments                                        18,873
  Translation of other assets and liabilities           (48)
                                                    -------
    Net unrealized appreciation from
     investments and foreign currency
     translations                                                      18,825
                                                                    ---------
       Net gain                                                        26,447
                                                                    ---------

Increase in Net Assets from Operations                              $  30,527
                                                                    ---------

See notes to financial statements.

                               LFC UTILITIES TRUST
                       STATEMENT OF CHANGES IN NET ASSETS

(in thousands)                                     Year ended October 31
                                               ------------------------------
INCREASE (DECREASE) IN NET ASSETS                  1998              1997
Operations:
Net investment income                          $      4,080      $      5,561
Net realized gain from investments
 and foreign currency transactions                    7,622            12,294
Change in unrealized appreciation from
 investments and foreign currency
 translations                                        18,825            11,781
                                               ------------      ------------
    Increase from Operations                         30,527            29,636
                                               ------------      ------------


Transactions in investors' beneficial interest:
Contributions                                           251               120
Withdrawals                                         (25,723)          (35,537)
                                               ------------      ------------
Net transactions in investors' beneficial
  interest                                          (25,472)          (35,417)
                                               ------------      ------------
        Total Increase (Decrease)                     5,055            (5,781)
                                               ------------      ------------

NET ASSETS
Beginning of period                                 166,541           172,322
                                               ------------      ------------
End of period                                  $    171,596      $    166,541
                                               ------------      ------------

See notes to financial statements.

                               LFC UTILITIES TRUST
                              FINANCIAL HIGHLIGHTS

                                         Year ended October 31
                                   --------------------------------
                                    1998         1997          1996
RATIOS TO AVERAGE NET ASSETS
   Expenses                        0.61%        0.60%         0.60%
   Net investment income           2.27%        3.16%         4.47%

Portfolio turnover                   48%          48%           34%




                                             Year ended October 31
                                            ------------------------
                                              1995          1994
RATIOS TO AVERAGE NET ASSETS
   Expenses                                  0.63% (a)     0.61%
   Net investment income                     5.97% (b)     5.48%

Portfolio turnover                             46%           34%

(a) If the Portfolio had paid all of its expenses and there had been no reimbursement from the Investment Advisor, this ratio would have been 0.64%.
(b) Computed giving effect to the Investment Advisor's expense limitation undertaking.

          See notes to financial statements.

                               LFC UTILITIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                                OCTOBER 31, 1998

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES
------------------------------------------------------------------------------
ORGANIZATION: LFC Utilities Trust (the Portfolio) was organized on August 14, 1991 as a trust under Massachusetts law and is registered under the Investment Company Act of 1940 as an open-end investment company. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio. The Portfolio commenced operations on August 23, 1991.

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

All amounts are disclosed in thousands.

VALUATION OF INVESTMENTS: All securities are valued as of October 31, 1998. Domestic securities traded on national securities exchanges are valued at the last reported sales price or, if there are no sales, at the latest bid quotation. Each domestic over-the-counter security for which the last sales price is available from Nasdaq is valued at that price. All other domestic over-the-counter securities for which reliable quotations are available are valued at the latest bid quotation. Domestic securities convertible into equity securities and long-term debt obligations are valued at a fair value using a procedure determined in good faith by the Board of Trustees, which has authorized the use of valuations provided by a pricing service. Foreign security valuations are generally based upon market quotations which, depending upon local convention or regulation, may be last sale price, last bid or asked price, or the mean between last bid and asked prices as of, in each case, the close of the appropriate exchange or other designated time.

Other assets and securities of the Portfolio are valued by a method that the Board of Trustees believes represents fair value.

FEDERAL INCOME TAXES: The Portfolio has complied and intends to comply with the applicable provisions of the Internal Revenue Service Code. Accordingly, no provisions for federal income taxes is considered necessary.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Portfolio are maintained in U.S. dollars. All assets and liabilities of the Portfolio denominated in foreign currencies are translated into U.S. dollar amounts using a rate that represents the mid-point between bid and asked market rates for such currencies. Purchases and sales of foreign securities and income derived from foreign securities are converted at the prevailing rate of exchange on the respective dates of such transactions. The Portfolio may enter into "forward currency contracts" for purchases and sales of securities denominated in foreign currency.

OTHER: Investment transactions are accounted for on the trade date. Interest income and expenses are recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

NOTE 2. INVESTMENT TRANSACTIONS
------------------------------------------------------------------------------
Realized gains and losses are computed on the identified cost basis for both financial reporting and federal income tax purposes. The cost of investments purchased and proceeds from investments sold, excluding short-term investments, for the year ended October 31, 1998 were $84,211 and $113,621, respectively.

Unrealized appreciation (depreciation) at October 31, 1998, based on the cost of investments for both financial statement and federal income tax purposes was:

Gross unrealized appreciation                   $ 48,474
Gross unrealized depreciation                     (1,001)
                                                --------
Net unrealized appreciation                     $ 47,473
                                                --------

NOTE 3. TRANSACTIONS WITH AFFILIATED INVESTMENT MANAGEMENT
------------------------------------------------------------------------------
The Portfolio has a management agreement with Stein Roe & Farnham, Inc. (Stein
Roe), an indirect majority-owned subsidiary of Liberty Mutual Insurance Company (Liberty Mutual) under which Stein Roe provides investment management and administrative services. The investment management fee paid to Stein Roe is accrued daily and paid monthly at an annual rate of 0.55 percent of the Portfolio's average daily net assets up to $400 million and 0.50 percent of its average daily net assets thereafter.

The transfer agent fees are paid to Stein Roe Services, Inc., an indirect, majority-owned subsidiary of Liberty Mutual. For the year ended October 31, 1998, the Portfolio incurred charges of $8.

Stein Roe also provides the Portfolio with certain accounting services. For the year ended October 31, 1998, the Portfolio incurred charges of $28.

                          INDEPENDENT AUDITORS' REPORT

THE TRUSTEES AND INVESTORS
LFC UTILITIES TRUST:

We have audited the accompanying statement of assets and liabilities of LFC Utilities Trust including the Investment Portfolio, as of October 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of LFC Utilities Trust as of October 31, 1998, the result of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.


KPMG Peat Marwick LLP
Chicago, Illinois
November 25, 1998

                         COLONIAL GLOBAL UTILITIES FUND
                        STATEMENT OF ASSETS & LIABILITIES
                                OCTOBER 31, 1998

(in thousands except for per share amounts and footnotes)
ASSETS
Investment in LFC Utilities Trust, at value                     $   171,593
Receivable for Fund shares sold                                          82
                                                                -----------
    Total Assets                                                    171,675
LIABILITIES
Payable for:
  Fund shares repurchased                                  $ 87
Accrued:
  Administration fee                                         14
  Distribution fee - B                                        3
  Distribution fee - C                                        1
  Bookkeeping fee                                             4
  Service fee                                                35
  Transfer Agent fee                                         28
  Deferred Trustee fees                                       3
Other                                                         7
                                                           ----
 Total Liabilities                                                      182
                                                                -----------

NET ASSETS                                                      $   171,493
                                                                -----------
Net asset value & redemption price per share -
Class A ($165,566/11,098)                                       $     14.92 (a)
                                                                -----------
Maximum offering price per share - Class A
($14.92/0.9425)                                                 $     15.83 (b)
                                                                -----------
Net asset value & offering price per share -
Class B ($4,957/332)                                            $     14.91 (a)
                                                                -----------
Net asset value & offering price per share -
Class C ($970/65)                                               $     14.92 (a)
                                                                -----------
COMPOSITION OF NET ASSETS
Capital paid in                                                 $   116,206
Undistributed net investment income                                     194
Accumulated net realized gain                                         7,670
Net unrealized appreciation (depreciation) on:
  Investments                                                        47,473
  Foreign currency transactions                                         (50)
                                                                -----------
                                                                $   171,493
                                                                -----------

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b)  On sales of $50,000 or more the offering price is reduced.

See notes to financial statements.

                    COLONIAL GLOBAL UTILITIES FUND
                       STATEMENT OF OPERATIONS
                    FOR THE YEAR ENDED OCTOBER 31, 1998

(in thousands)
INVESTMENT INCOME
Dividend income from LFC Utilities Trust                           $  3,918
Interest income from LFC Utilities Trust                              1,264
Expenses allocated from LFC Utilities Trust                          (1,102)
                                                                   --------
     Investment Income from LFC Utilities Trust
    (net of nonrebatable foreign taxes withheld
     at source which amounted to $239)                                4,080
EXPENSES
Administration fee                                        $ 180
Service fee                                                 452
Distribution fee - Class B                                   31
Distribution fee - Class C                                    8
Transfer agent                                              446
Bookkeeping fee                                              48
Trustees fee                                                 12
Custodian fee                                                 6
Audit fee                                                    15
Legal fee                                                    11
Registration fee                                             32
Reports to shareholders                                      15
Other                                                        18       1,274
                                                         ------    --------
      Net Investment Income                                           2,806

NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
  Net realized gain (loss) on:
   Investments                                            7,719
   Foreign currency transactions                            (98)
                                                         ------
     Net Realized Gain                                                7,621
  Net change in unrealized appreciation
   (depreciation) during the period on:
   Investments                                           18,873
   Foreign currency transactions                            (48)
                                                         ------
     Net Change in Unrealized Appreciation                           18,825
                                                                   --------
       Net Gain                                                      26,446
                                                                   --------

   Increase in Net Assets from Operations                          $ 29,252
                                                                   --------

See notes to financial statements.

                         COLONIAL GLOBAL UTILITIES FUND
                       STATEMENT OF CHANGES IN NET ASSETS


(in thousands)                                      Year ended October 31
                                                    -----------------------
INCREASE (DECREASE) IN NET ASSETS                      1998        1997(a)
Operations:
Net investment income                               $     2,806   $   4,290
Net realized gain                                         7,621      12,293
Net unrealized appreciation                              18,825      11,781
                                                    -----------   ---------
    Net Increase from Operations                         29,252      28,364
Distributions:
From net investment income - Class A                     (2,908)     (4,558)
From net realized gains - Class A                       (10,710)          -
From net investment income - Class B                        (37)        (45)
From net realized gains - Class B                          (224)          -
From net investment income - Class C                         (9)        (13)
From net realized gains - Class C                           (58)          -
                                                    -----------   ---------
                                                         15,306      23,748
                                                    -----------   ---------
Fund Share Transactions:
Receipts for shares sold - Class A                        3,912       4,239
Value of distributions reinvested - Class A              12,984       4,093
Cost of shares repurchased - Class A                    (28,521)    (39,270)
                                                    -----------   ---------
                                                        (11,625)    (30,938)
                                                    -----------   ---------
Receipts for shares sold - Class B                        2,120       2,324
Value of distributions reinvested - Class B                 234          37
Cost of shares repurchased - Class B                       (935)       (950)
                                                    -----------   ---------
                                                          1,419       1,411
                                                    -----------   ---------
Receipts for shares sold - Class C                          274         306
Value of distributions reinvested - Class C                  58          10
Cost of shares repurchased - Class C                       (267)       (171)
                                                    -----------   ---------
                                                             65         145
                                                    -----------   ---------
    Net Decrease from Fund Share Transactions           (10,141)    (29,382)
                                                    -----------   ---------
        Total Increase (Decrease)                         5,165      (5,634)
NET ASSETS
Beginning of period                                     166,328     171,962
                                                    -----------   ---------
End of period (including undistributed
net investment income of $194 and $440,
respectively)                                       $   171,493   $ 166,328
                                                    -----------   ---------





(a) Effective July 1, 1997, Class D shares were redesignated Class C shares. Statement of Changes in Net Assets continued on following page.

See notes to financial statements.

                         COLONIAL GLOBAL UTILITIES FUND
                   STATEMENT OF CHANGES IN NET ASSETS - CONT.

(in thousands)                                       Year ended October 31
                                                    ------------------------
NUMBER OF FUND SHARES                                  1998        1997(a)
Sold - Class A                                              263         317
Issued for distributions reinvested - Class A               944         313
Repurchased - Class A                                    (1,934)     (2,954)
                                                    -----------   ---------
                                                           (727)     (2,324)
                                                    -----------   ---------
Sold - Class B                                              142         175
Issued for distributions reinvested - Class B                17           3
Repurchased - Class B                                       (63)        (70)
                                                    -----------   ---------
                                                             96         108
                                                    -----------   ---------
Sold - Class C                                               18          23
Issued for distributions reinvested - Class C                 4           1
Repurchased - Class C                                       (17)        (13)
                                                    -----------   ---------
                                                              5          11
                                                    -----------   ---------

(a)  Effective July 1, 1997, Class D shares were redesignated Class C shares.

See notes to financial statements.

                       COLONIAL GLOBAL UTILITIES FUND
                       NOTES TO FINANCIAL STATEMENTS
                              OCTOBER 31, 1998

NOTE 1. ACCOUNTING POLICIES
------------------------------------------------------------------------------
ORGANIZATION: Colonial Global Utilities Fund (the Fund), a series of Colonial Trust III, is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund invests all of its assets in interests in the LFC Utilities Trust (the Portfolio), a Massachusetts business trust, having the same investment objective as the Fund. The Fund records its share of the investment income, expenses and realized and unrealized gains (losses) recorded by the Portfolio on a daily basis. The investment income, expenses and realized and unrealized gains and losses are allocated daily to investors in the Portfolio based upon the value of their investments in the Portfolio. Such investments are adjusted on a daily basis. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (99.9% at October 31, 1998). The performance of the Fund is directly affected by the performance of the Portfolio.

The financial statements of the Portfolio, including the portfolio of investments are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares: Class A, Class B and Class C. Class A shares are sold with a front-end sales charge and a 1.00% contingent deferred sales charge on redemptions made within eighteen months on an original purchase of $1 million to $5 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class B and Class C distribution fees) and realized and unrealized gains (losses) are allocated to each class proportion- ately on a daily basis for purposes of determining the net asset value of each class.

Per share data was calculated using the average shares outstanding during the period. In addition, Class B and Class C net investment income per share data reflects the distribution fee per share applicable to Class B and Class C shares only.

Class B and Class C ratios are calculated by adjusting the expense and net investment income ratios for the Fund for the entire period by the distribu-tion fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

DISTRIBUTIONS TO SHAREHOLDERS: Distributions to shareholders are recorded on the ex-date.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

NOTE 2. FEES AND COMPENSATION PAID TO AFFILIATES
------------------------------------------------------------------------------
ADMINISTRATOR FEE: Colonial Management Associates, Inc. (the Administrator), an affiliate of Stein Roe, is the administrator of the Fund and furnishes accounting and other services and office facilities for a monthly fee equal to 0.10% annually of the Fund's average net assets.

BOOKKEEPING FEE: The Administrator provides bookkeeping and pricing services for $18,000 per year plus 0.0233% of the Fund's average net assets over $50 million.

TRANSFER AGENT FEE: Liberty Funds Services, Inc., formerly Colonial Investors Service Center, Inc. (the Transfer Agent), an affiliate of the Administrator, provides shareholder services for a monthly fee equal to 0.20% annually of the Fund's average net assets and receives reimbursement for certain out-of-pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Liberty Funds Distributor, Inc., formerly Liberty Financial Investments, Inc. (the Distributor), a subsidiary of the Administrator, is the Fund's principal underwriter. During the year ended October 31, 1998, the Fund has been advised that the Distributor retained net underwriting discounts of $16,617 on sales of the Fund's Class A shares and received $0, $ 13,225, and $19 of contingent deferred sales charges (CDSC) on Class A, Class B, and Class C share redemptions, respectively.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

The Fund has adopted a 12b-1 plan which requires the payment of a service fee to the Distributor equal to 0.25% annually of the Fund's net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B and Class C shares.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Administrator.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 3.  LINE OF CREDIT
------------------------------------------------------------------------------
The Fund may borrow up to 33 1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR off- shore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the year ended October 31, 1998.

NOTE 4. RESULTS OF SPECIAL MEETING OF SHAREHOLDERS (UNAUDITED)
------------------------------------------------------------------------------
On October 30, 1998, a Special Meeting of Shareholders of the Fund was held to approve the following items, all as described in the Proxy Statement of the Meeting. On August 21, the record date for the Meeting, the Fund had outstanding 11,860,423 shares of beneficial interest. The votes cast at the Meeting were as follows:

                                                                   Authority
                                                    For            Withheld
                                                  ---------        ---------
To elect a Board of Trustees:
    Robert J. Birnbaum                            5,639,614         359,747
    Tom Bleasdale                                 5,641,201         358,160
    John Carberry                                 5,650,859         348,502
    Lora S. Collins                               5,650,859         348,502
    James E. Grinnell                             5,650,859         348,502
    Richard W. Lowry                              5,650,305         349,056
    Salvatore Macera                              5,646,401         352,960
    William Mayer                                 5,650,414         348,947
    James L. Moody, Jr.                           5,650,859         348,502
    John J. Neuhauser                             5,650,381         348,980
    Thomas E. Stitzel                             5,628,504         370,857
    Robert L. Sullivan                            5,649,863         349,498
    Anne-Lee Verville                             5,630,858         368,503

To amend fundamental investment policies regarding borrowing and lending:

           For                   Against             Abstain
        ---------                -------             -------
        5,094,278                150,024             468,536

                         COLONIAL GLOBAL UTILITIES FUND
                              FINANCIAL HIGHLIGHTS

      Selected data for a share of each class outstanding throughout each period are as follows:

                                                   Year ended October 31
                                          -------------------------------------
                                                           1998
                                             Class A      Class B     Class C
                                             --------     --------    --------
Net asset value -
   Beginning of period                       $ 13.720     $ 13.720    $ 13.720
                                             --------     --------    --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)(b)                    0.234        0.123       0.123
Net realized and unrealized gain                2.134        2.124       2.134
                                             --------     --------    --------
   Total from Investment Operations             2.368        2.247       2.257
                                             --------     --------    --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                     (0.248)      (0.137)     (0.137)
From net realized gains                        (0.920)      (0.920)     (0.920)
                                             --------     --------    --------
   Total Distributions
    Declared to Shareholders                   (1.168)      (1.057)     (1.057)
                                             --------     --------    --------
Net asset value -
   End of period                             $ 14.920     $ 14.910    $ 14.920
                                             --------     --------    --------
Total return (c)                               18.09%       17.12%      17.20%
                                             --------     --------    --------
RATIOS TO AVERAGE NET ASSETS
Expenses (b)                                    1.30%        2.05%       2.05%
Net investment income (b)                       1.58%        0.83%       0.83%
Net assets at end of period (000)            $165,566     $  4,957    $    970

(a) Per share data was calculated using average shares outstanding during the period.
(b) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of LFC Utilities Trust.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

-------------------------------------------------------------------------------
Federal Income Tax Information (unaudited)
84% of the ordinary income distribution distributed by the Fund in the year ended October 31, 1998 qualifies for the corporate dividends received deduction.

For the fiscal year ended October 31, 1998 the Fund earned $7,702,307 of long term capital gains of which none and $7,702,307 are 28% and 20% rate gains, respectively.
-------------------------------------------------------------------------------

                         COLONIAL GLOBAL UTILITIES FUND
                          FINANCIAL HIGHLIGHTS - CONT.

Selected data for a share of each class outstanding throughout each period are as follows:

                                              Year ended October 31
                                     -------------------------------------
                                                      1997
                                      Class A        Class B       Class C(a)
                                     --------        -------       -------
Net asset value -
   Beginning of period               $ 12.000        $12.010       $12.000
                                     --------        -------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (b)(c)            0.328          0.225         0.225
Net realized and unrealized gain        1.740          1.732         1.742
                                     --------        -------       -------
   Total from Investment Operations     2.068          1.957         1.967
                                     --------        -------       -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income             (0.348)        (0.247)       (0.247)
                                     --------        -------       -------
Net asset value - End of period      $ 13.720        $13.720       $13.720
                                     --------        -------       -------
Total return (d)                       17.40%         16.43%        16.53%
                                     --------        -------       -------
RATIOS TO AVERAGE NET ASSETS
Expenses (c)                            1.31%          2.06%         2.06%
Net investment income (c)               2.46%          1.71%         1.71%
Net assets at end of period (000)    $162,267        $ 3,243       $   818

(a) Effective July 1, 1997, Class D shares were redesignated Class C shares.
(b) Per share data was calculated using average shares outstanding during the period.
(c) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of LFC Utilities Trust.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

                         COLONIAL GLOBAL UTILITIES FUND
                          FINANCIAL HIGHLIGHTS - CONT.





            Year ended October 31
     ------------------------------------
                    1996
      Class A     Class B        Class C(a)
     --------     --------       --------

     $ 11.080     $ 11.080       $ 11.080
     --------     --------       --------

        0.427        0.340          0.340

        0.878        0.889          0.879
     --------     --------       --------

        1.305        1.229          1.219
     --------     --------       --------

       (0.385)      (0.299)        (0.299)
     --------     --------       --------

     $ 12.000     $ 12.010       $ 12.000
     --------     --------       --------
       11.99%       11.25%         11.16%
     --------     --------       --------

        1.38%        2.13%          2.13%
        3.70%        2.95%          2.95%

     $169,840     $  1,538       $    584

                                            COLONIAL GLOBAL UTILITIES FUND
                                             FINANCIAL HIGHLIGHTS - CONT.

Selected data for a share of each class outstanding throughout each period are as follows:

                                                                         Year ended October 31
                                               ----------------------------------------------------------------------
                                                                       1995                                 1994
                                                 Class A             Class B(b)        Class C(b)(c)       Class A
                                               ------------        ------------       ------------       ------------
Net asset value -
   Beginning of period                         $     10.610        $     10.420       $     10.420       $     12.150
                                               ------------        ------------       ------------       ------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)(d)                          0.536(e)            0.248(e)           0.248(e)           0.550
Net realized and unrealized gain (loss)               0.520               0.665              0.665             (1.430)
                                               ------------        ------------       ------------       ------------
   Total from Investment Operations                   1.056               0.913              0.913             (0.880)
                                               ------------        ------------       ------------       ------------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                           (0.517)             (0.253)            (0.253)            (0.500)
From net realized gains                              (0.069)               --                 --               (0.160)
                                               ------------        ------------       ------------       ------------
  Total Distributions
     Declared to Shareholders                        (0.586)             (0.253)            (0.253)            (0.660)
                                               ------------        ------------       ------------       ------------
Net asset value -
   End of period                               $     11.080        $     11.080       $     11.080       $     10.610
                                               ------------        ------------       ------------       ------------
Total return (f)                                      10.32%(g)            8.82%(h)           8.82%(h)          (7.40)%
                                               ------------        ------------       ------------       ------------
RATIOS TO AVERAGE NET ASSETS
Expenses                                               1.29%(e)            2.05%(e)(i)        2.05%(e)(i)        1.20%
Net investment income                                  5.14%(e)            3.73%(e)(i)        3.73%(e)(i)        4.90%
Fees and expenses waived
  or borne by Liberty Securities
  and LFC Utilities Trust                              0.03%               0.02%(i)           0.02%(i)           --
Net assets at end
  of period (000)                              $    211,916        $        745       $        307       $    260,450
(a) Net of fees and expenses waived or
      borne by Liberty Securities
      which amounted to                        $      0.002                --                 --                 --
(b) Class B and Class C shares were initially offered on March 27, 1995. Per share data reflects activity from that date.
(c) Effective July 1, 1997, Class D shares were redesignated Class C shares.
(d) Per share data was calculated using average shares outstanding during the period.
(e) The per share amounts and ratios reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of LFC Utilities Trust.
(f) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(g) Total return would have been lower had Liberty Securities and LFC Utilities Trust not waived certain expenses.
(h) Not annualized.
(i) Annualized.

                        REPORT OF INDEPENDENT ACCOUNTANTS

T0 THE TRUSTEES OF COLONIAL TRUST III AND THE SHAREHOLDERS OF COLONIAL GLOBAL UTILITIES FUND

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations, changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial Global Utilities Fund (a series of Colonial Trust III) at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at October 31, 1998, provide a reasonable basis for the opinion expressed above. The Financial Highlights for the period ended October 31, 1994 was audited by another Independent Accountant whose report, dated December 15, 1994, expressed an unqualified opinion on those statements.


PricewaterhouseCoopers LLP
Boston, Massachusetts
December 11, 1998

                           SHAREHOLDER COMMUNICATIONS
                              TO KEEP YOU INFORMED
To make recordkeeping easy and keep you up-to-date on the performance of your investments, you can expect to receive the following information about your account:

TRANSACTION CONFIRMATIONS: Each time you make a purchase, sale or exchange, you receive a confirmation statement within just a few days.

QUARTERLY STATEMENTS: Every three months, if any transactions are made that affect your share balance, this statement reports on your account activity during the quarter (including any reinvestment of dividends). This statement also provides year-to-date information.

INVESTOR OPPORTUNITIES: Mailed with your quarterly account statements, this newsletter highlights timely investment strategies, portfolio manager commentary and shareholder service updates.

TAX FORMS AND YEAR-END TAX GUIDE: Easy-to-use forms and timely information are designed to make tax reporting simpler. (Usually mailed in January.)

AVERAGE COST BASIS STATEMENTS: If you sold or exchanged shares during the year, this statement may help you calculate your gain/loss for tax purposes. (Usually mailed in February.)

                     IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial Global Utilities Fund is:
Liberty Funds Services, Inc.*
P.O. Box 1722
Boston, MA 02105-1722
1-800-345-6611

Colonial Global Utilities Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial Global Utilities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund and with the most recent copy of the Liberty Funds Distributor, Inc. Performance Update.

*Effective October 1, 1998, Colonial Investor Service Center, Inc. -- the
 Transfer Agent for Colonial, Crabbe Huson, Newport and Stein Roe Advisor funds -- changed its name to Liberty Funds Services, Inc.

                                    TRUSTEES
ROBERT J. BIRNBAUM
Consultant (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.; President, American Stock Exchange, Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

JOHN CARBERRY
Senior Vice President of Liberty Financial Companies, Inc.
(formerly Managing Director, Salomon Brothers)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

SALVATORE MACERA
Private investor (formerly Executive Vice President of Itek Corp. and President of Optical & Electronic Industries, Inc.)

WILLIAM E. MAYER
Partner, Development Capital, LLC (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board, Chief Executive Officer and Director, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

THOMAS E. STITZEL
Professor of Finance, College of Business, Boise State University; Business Consultant and Author

ROBERT L. SULLIVAN
Retired Partner, KPMG Peat Marwick LLP (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

ANNE-LEE VERVILLE
Consultant (formerly General Manager, Global Education Industry, and President, Applications Solutions Division, IBM Corporation)


[logo] L I B E R T Y
COLONIAL o CRABBE HUSON o  NEWPORT o  STEIN ROE ADVISOR

Liberty Funds Distributor, Inc. (C)1998
One Financial Center, Boston, MA 02111-2621, 1-800-426-3750
Visit us at www.libertyfunds.com

                                                 GU-02/157G-1098 (12/98) 98/1324